SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     June 13, 2002

BOWATER INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8712 (Commission File Number)	62-0721803 (IRS Employer Identification No.)

55 East Camperdown Way
P.O. Box 1028
Greenville, South Carolina 29602
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (864) 271-7733

(Former name or former address, if changed since last report): Not applicable

Item 5. Other Events.

     The press release issued by Bowater Incorporated on June 13, 2002 attached hereto as Exhibit 99.1 to this Current Report is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press release issued by Bowater Incorporated on June 13, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOWATER INCORPORATED (Registrant)

Date: June 13, 2002	By:	/s/David G. Maffucci

Name: David G. Maffucci Title: Executive Vice President and Chief Financial Officer

EXHIBITS

99.1	Press release issued by Bowater Incorporated on June 13, 2002